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                          SECURITIES AND EXCHANGE COMMISSION

                                Washington, DC  20549

                                       FORM 8-K

                                    CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

    Date of Report (Date of earliest event reported) DECEMBER 4, 1996
                                                     ----------------


                               AXSYS TECHNOLOGIES, INC.
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                (Exact name of registrant as specified in its charter)



    DELAWARE                          0-16182              11-1962029
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(State or other jurisdiction)          (Commission)             (IRS Employer
 Identification Number)



                    645 MADISON AVENUE, NEW YORK, NEW YORK  10022
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             (Address of principal executive offices, including zip code)



                                    (212) 593-7900
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                  Registrant's telephone number, including area code


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    Axsys Technologies, Inc. (the "Company") sold its indirect, wholly-owned subsidiary, L&S Machine Company, Inc. ("L&S"), to Tru-Circle Manufacturing, Inc. on December 11, 1996, for an aggregate purchase price of approximately $13,300,000, subject to a post-closing adjustment. The purchase price includes the assumption of approximately $1,800,000 in long-term capitalized leases.
Cash proceeds of approximately $11,500,000 have been used to pre-pay indebtedness under the Company's bank credit agreement. The Company acquired L&S as part of its acquisition of Precision Aerotech, Inc. on April 25, 1996. L&S is a direct, wholly-owned subsidiary of Precision Aerotech, Inc. As previously reported in the Company's Forms 10-QA-1 for the quarters ended June 30, 1996 and September 30, 1996, L&S was classified as an asset held for disposal since its acquisition by the Company. No gain or loss will be recorded in connection with the sale of L&S.

    L&S manufactures structural components for the aerospace industry. Axsys sold L&S because it does not fit Axsys' long-term strategy of expanding its position in the precision optical scanning and positioning markets.


    Attached as Exhibit 2 to this Form 8-K is the Stock Purchase Agreement relating to the sale of L&S.

ITEM 5.   OTHER EVENTS

    Effective December 4, 1996, the Company changed its name to Axsys Technologies, Inc. The press release, dated December 3, 1996, announcing the name change, and the Certificate of Ownership and Merger effecting such change under Delaware law, are attached as Exhibits 3(i) and 99, respectively, to this Form 8-K.

    On December 11, 1996, the Company's common stock commenced trading on The NASDAQ National Market under the symbol AXYS. Previously, the Company's common stock was listed on The NASDAQ Small-Cap Market.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  Exhibit 2 Stock Purchase Agreement, dated as of November 26, 1996, as amended December 11, 1996, between the Company, Precision Aerotech, Inc., Tru-Circle Corporation and Tru-Circle Manufacturing, Inc.

  Exhibit 3(i) Certificate of Ownership and Merger, dated December 3, 1996, filed with the Secretary of State of the State of Delaware.

  Exhibit 99     Press Release, dated December 3, 1996.

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


                                            Axsys Technologies, Inc.
                                            ------------------------
                                            Registrant


Date:    DECEMBER 23, 1996                  By:/s/ Raymond F. Kunzmann
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                                               Raymond F. Kunzmann
                                               Vice President


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